Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2025 TWD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 2,409,488	$ 76,809	$ 2,394,070
Equity instruments	3,810,844	121,480	3,305,989
Debt instruments	1,370,940	43,702	1,246,361
Others	227,873	7,264	307,890
Total	$ 7,819,145	$ 249,255	$ 7,254,310